SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2004 (Date of Report)

CACI International Inc (Exact name of registrant as specified in its Charter)

Delaware (State of other jurisdiction of incorporation)	0-8401 (Commission File Number)	54-1345899 (IRS Employer Identification Number)

1100 N. Glebe Road Arlington, Virginia 22201 (Address of principal executive offices)(ZIP code)

(703) 841-7800 (Registrant’s telephone number, including area code)

ITEM 9: REGULATION FD DISCLOSURE

On April 21, 2004 the Registrant released its financial results for the third quarter and first nine months of fiscal year 2004.

A copy of the Registrant’s press release announcing the financial results as well as the schedule for a conference call and "web cast" on April 22, 2004 is attached as Exhibit 99 to this current report on Form 8-K.

EXHIBITS

Exhibit Number
99	Press Release dated April 21, 2004, announcing CACI’s financial results for the third quarter and first nine months of fiscal year 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc Registrant

By:	Jeffrey P. Elefante Jeffrey P. Elefante Executive Vice President, General Counsel and Secretary